                                                                    EXHIBIT 99.4


ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2001 (UNAUDITED)

This unaudited pro forma condensed consolidated balance sheet is presented as if Roberts Realty had completed the acquisition of its St. Andrews at The Polo Club community on September 30, 2001. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2001, nor does it purport to represent the future financial position of Roberts Realty.

(Dollars in Thousands)

                                                                      PRO FORMA
                                                                     ADJUSTMENTS              THE
                                                                 FOR THE ACQUISITION        COMPANY
                                                     (A)           ST. ANDREWS AT          PRO FORMA
                                                 HISTORICAL         THE POLO CLUB         CONSOLIDATED
                                                 ----------         -------------         ------------
ASSETS
NET REAL ESTATE ASSETS                            $ 128,993           $  28,398 (B)          $ 157,391
CASH AND CASH EQUIVALENTS                             1,967                 640 (C)              2,607
RESTRICTED CASH                                       7,256              (6,994)(D)                262
OTHER ASSETS - NET                                    2,389                (945)(E)              1,444
                                                  ---------           ---------              ---------
                                                  $ 140,605           $  21,099              $ 161,704
                                                  =========           =========              =========

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
  Mortgage notes payable                          $  58,073           $  21,000 (F)          $  79,073
  Construction note payable                          27,551                   0                 27,551
  Line of credit                                      2,000                   0                  2,000
  Land note payable                                   5,700                   0                  5,700
  Swap contract payable                               3,562                   0                  3,562
  Other liabilities                                   6,391                  99 (G)              6,490
                                                  ---------           ---------              ---------
     Total liabilities                              103,277              21,099                124,376

MINORITY INTEREST                                    12,019                   0                 12,019
SHAREHOLDERS' EQUITY
  Common stock                                           52                   0                     52
  Additional paid-in-capital                         24,333                   0                 24,333
  Treasury stock                                     (2,764)                  0                 (2,764)
  Unamortized deferred compensation                    (174)                  0                   (174)
  Retained earnings                                   6,277                   0                  6,277
  Accumulated other comprehensive income             (2,415)                  0                 (2,415)
                                                  ---------           ---------              ---------
                                                     25,309                   0                 25,309
         Total liabilities and
           shareholders' equity                   $ 140,605           $  21,099              $ 161,704
                                                  =========           =========              =========

Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Reflects the unaudited historical balance sheet of Roberts Realty Investors, Inc. as of September 30, 2001.

(B) Reflects an increase in the net real estate assets from the November 6, 2001 purchase of St. Andrews at The Polo Club.

(C) Reflects the amount of cash received from the State Farm Life Insurance mortgage note payable in excess of the amount paid at closing for the acquisition of the St. Andrews at The Polo Club community on November 6, 2001.

(D) Reflects the disbursement of restricted cash for partial payment on the November 6, 2001 acquisition of St. Andrews at The Polo Club community. These funds represented sales proceeds from the sale of the Crestmark community.

(E) Reflects the application of the earnest money deposits and the recording of loan costs and prepaid property taxes incurred in connection with the November 6, 2001 purchase of the St. Andrews at The Polo Club community.

(F) Reflects the $21,000,000 permanent loan obtained from State Farm Life Insurance Company to partially fund the purchase of the St. Andrews at The Polo Club community. The loan bears a fixed interest rate of 6.95% and has a 10-year term.

(G) Reflects the assumption of security deposits and prepaid rents from the acquisition of St. Andrews at The Polo Club.


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



ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2001
(UNAUDITED)

The accompanying unaudited pro forma consolidated statement of operations is presented as if Roberts Realty had completed the sale of both the Rosewood Plantation and Crestmark communities and the acquisition of the St. Andrews at The Polo Club community as of January 1, 2001. In management's opinion, all adjustments necessary to reflect the effect of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2001, nor does it purport to represent the results of operations for future periods. St. Andrews at The Polo Club was under construction and not operating in the year ended December 31, 2000.

 (Dollars In Thousands, Except Per Share Amounts)

                                                                                              (D)
                                                              (B)                         PRO FORMA
                                                           PRO FORMA          (C)        ADJUSTMENTS
                                                          ADJUSTMENTS      PRO FORMA   FOR ACQUISITION   ADDITIONAL
                                                          FOR SALE OF    ADJUSTMENTS   OF ST. ANDREWS       PRO       THE COMPANY
                                               (A)         ROSEWOOD       FOR SALE OF    AT THE POLO       FORMA       PRO FORMA
                                           HISTORICAL     PLANTATION       CRESTMARK        CLUB         ADJUSTMENTS  CONSOLIDATED
                                           ----------    ------------    ------------  ---------------   -----------  ------------
OPERATING REVENUES:
  Rental operations                        $   12,948    $         (6)   $    (1,753)   $      481       $        0     $   11,670
  Other operating income                          891               0           (205)           81                0            767
                                           ----------    ------------     ----------    ----------       ----------     ----------
   Total operating revenues                    13,839              (6)        (1,958)          562                0         12,437
                                           ----------    ------------     ----------    ----------       ----------     ----------
OPERATING EXPENSES:
  Personnel                                     1,304             (10)          (198)          189                0          1,285
  Utilities                                       817               0           (153)          123                0            787
  Repairs, maintenance and landscaping            803              (3)          (126)           57                0            731
  Real estate taxes                             1,066              (1)          (113)           59                0          1,011
  Marketing, insurance and other                  594               0            (60)          222                0            756
  General and administrative expenses           1,296               0            (26)           43                0          1,313
  Depreciation of real estate assets            3,925               0           (524)            0              619 (E)      4,020
                                           ----------    ------------     ----------    ----------       ----------     ----------
   Total operating expenses                     9,805             (14)        (1,200)          693              619          9,903
                                           ----------    ------------     ----------    ----------       ----------     ----------
INCOME FROM OPERATIONS                          4,034               8           (758)         (131)            (619)         2,534
                                           ----------    ------------     ----------    ----------       ----------     ----------
OTHER INCOME (EXPENSES):
  Interest income                                 340               0             (4)            0              (50)(F)        286
  Interest expense                             (3,749)              6            539             0             (727)(G)     (3,931)
  Loss on disposal of assets                      (29)              0             18             0                0            (11)
  Amortization of deferred financing costs       (139)              0             12             0              (31)(H)       (158)
                                           ----------    ------------     ----------    ----------       ----------     ----------
    Total other expense                        (3,577)              6            565             0             (808)        (3,814)
                                           ----------    ------------     ----------    ----------       ----------     ----------
INCOME (LOSS) BEFORE MINORITY
  INTEREST, GAINS ON SALE OF
  REAL ESTATE ASSET AND
  EXTRAORDINARY ITEMS                             457              14           (193)         (131)          (1,427)        (1,280)
MINORITY INTEREST OF
  UNITHOLDERS IN THE
  OPERATING PARTNERSHIP                          (149)             (5)            63             0              509 (I)        418
                                           ----------    ------------     ----------    ----------       ----------     ----------
INCOME (LOSS) BEFORE GAIN ON
  SALE OF REAL ESTATE AND
  EXTRAORDINARY ITEM                              308               9           (130)         (131)            (918)          (862)
GAIN ON SALE OF REAL ESTATE
  ASSET, net of minority interest of
  unitholders in the partnership                7,982          (5,188)        (2,771)            0                0             23
                                           ----------    ------------     ----------    ----------       ----------     ----------
INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEM                            8,290          (5,179)        (2,901)         (131)            (918)          (839)
EXTRAORDINARY ITEM - loss on
  early extinguishments of debt, net
  of minority interest of unitholders
  in the operating partnership                   (406)             30            114             0                0           (262)
                                           ----------    ------------     ----------    ----------       ----------     ----------
NET INCOME (LOSS)                          $    7,884    $     (5,149)    $   (2,787)   $     (131)      $     (918)    $   (1,101)
                                           ==========    ============     ==========    ==========       ==========     ==========
INCOME (LOSS) PER COMMON SHARE
  - BASIC AND DILUTED:
 Income (loss) before
  extraordinary item                       $     1.70                                                                   $    (0.18)
 Extraordinary items                            (0.08)                                                                       (0.05)
                                           ----------                                                                   ----------
 Net income (loss)                         $     1.62                                                                   $    (0.23)
                                           ==========                                                                   ==========

Weighted average common shares - basic      4,862,899                                                                    4,862,899

Weighted average common shares - diluted    7,229,830                                                                    7,229,830


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

Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the unaudited historical consolidated statement of operations of Roberts Realty for the nine months ended September 30, 2001.

(B) Reflects the historical statement of operations for Rosewood Plantation for the period January 1, 2001 through January 4, 2001, the date the community was sold.

(C) Reflects the historical statement of operations for Crestmark for the period January 1, 2001 through July 11, 2001, the date the community was sold.

(D) Reflects the historical statement of operations for St. Andrews at The Polo Club for the nine months ended September 30, 2001.

(E) Reflects the adjustment to depreciation expense of the real estate assets of St. Andrews at The Polo Club based on the assets acquired on November 6, 2001. The Company records depreciation expense as units are available for occupancy.

(F) Reflects the elimination of interest income earned on the proceeds related to the Section 1031 exchange of Crestmark that was held in restricted cash.

(G) Reflects the adjustment for interest expense on the $21,000,000 permanent loan obtained from State Farm Life Insurance Company to partially fund the purchase of the St. Andrews at The Polo Club community. Roberts Realty capitalizes interest during the construction period until units are available for occupancy. The company would have capitalized approximately $368,000 during the nine months ended September 30, 2001.

(H) Reflects the adjustment for amortization expenses on the loan costs related to obtaining the $21,000,000 permanent loan.

(I) Reflects the portion of the preceding pro forma adjustments (D-H) attributable to the minority interest of unitholders in Roberts Properties Residential, L.P., Roberts Realty's operating partnership.


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